UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

WORDLOGIC CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 West Pender St., Suite 230 Vancouver, BC Canada	V6E 4A4
(Address of principal executive offices)	(Zip Code)

(604) 257-3660
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)

Item 7.01

Regulation FD Disclosure

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of Wordlogic Corporation (the “Company”) announcing that it has signed a firm letter of intent for a global licensing agreement of the Company’s patents.

Item 9.01

Financial Statements And Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
99.1	Wordlogic Corporation Press Release dated April 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORDLOGIC CORPORATION

Date: April 22, 2015	By:	/s/ Frank Evanshen
Frank Evanshen, President & C.E.O.